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                                                                    EXHIBIT 99.1

               CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Liberty Self-Stor, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/ Richard M. Osborne              By:  /s/ Sherry L. Kirchenbauer
-----------------------------------      --------------------------------------
BY RICHARD M. OSBORNE                    BY SHERRY L. KIRCHENBAUER
Chairman of the Board and                Chief Financial Officer
Chief Executive Officer

Dated:          3/27/03                  Dated:           3/27/03
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